UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 3, 2005

Wal-Mart Stores, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-06991 (Commission File Number)	71-0415188 (IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:
(479) 273-4000

Item 1.01. Entry into a Material Definitive Agreement.

Wal-Mart Stores, Inc. Stock Incentive Plan of 2005, as amended effective January 1, 2005

         On June 3, 2005, at the 2005 Annual Shareholders’ Meeting, the shareholders of Wal-Mart Stores, Inc. (“Wal-Mart”) approved the Wal-Mart Stores, Inc. Stock Incentive Plan of 2005 (the “2005 Stock Incentive Plan”), as it amends and restates the Wal-Mart Stores, Inc. Stock Incentive Plan of 1998 (the “1998 Stock Incentive Plan”) to be effective January 1, 2005. The 2005 Stock Incentive Plan as well as the forms of the current award notices thereunder, which are Exhibits 10.1 through 10.4 to this Current Report on Form 8-K, are incorporated by reference into this description of the terms of the 2005 Stock Incentive Plan. The principal provisions of the 2005 Stock Incentive Plan are discussed below.

Purpose

         The purpose of the 2005 Stock Incentive Plan is to provide incentives to certain Associates to enhance their job performance or to motivate them to remain with Wal-Mart, to motivate certain persons to become associated with Wal-Mart and its affiliates, and to increase the success of Wal-Mart. Associates of Wal-Mart or its affiliates, Executive Officers, and Non-Management Directors are eligible to receive awards under the 2005 Stock Incentive Plan.

Shares Authorized for Issuance

         The number of shares of Wal-Mart common stock, $0.10 par value per share (“Share” or “Shares”), authorized for issuance under the 2005 Stock Incentive Plan shall be 50,000,000 Shares plus the Shares remaining under the 1998 Stock Incentive Plan (approximately 87,258,684 Shares remain under the 1998 Stock Incentive Plan as of June 3, 2005). In addition, Shares forfeited, that are subject to options that lapse without exercise, that are withheld to pay the exercise price of an option or to pay related tax withholding obligations, or that are reacquired by Wal-Mart after such Shares have been issued shall (subject to the last sentence of this paragraph) be added back to the number of Shares authorized for issuance. In all instances, the number of Shares available for issuance under the plan shall be subject to adjustment for stock splits, the effects of corporate transactions, and other significant events. After June 3, 2015, Shares that are either owned by a recipient and used to pay all or a portion of the exercise price of a stock option or reacquired by Wal-Mart after being issued (or delivered, if open market Shares), other than Shares of restricted stock that are reacquired upon forfeiture prior to the lapse of restrictions, will not be added back to the number of Shares authorized for issuance.

Administration

         The Compensation, Nominating and Governance Committee of the Board of Directors (the “Committee”), which is made up entirely of independent directors, will administer the 2005 Stock Incentive Plan with respect to individuals who are Executive Officers or who are covered employees under Section 162(m) of the Internal Revenue Code. In all other cases, the “Committee” refers to the Stock Option Committee of the Board of Directors, unless the Board of Directors delegates such administration of the 2005 Stock Incentive Plan or a particular feature of the 2005 Stock Incentive Plan to another committee of the Board of Directors.

         The Committee will select the persons who receive awards, determine the type and size of awards, and the number of Shares covered by the award; whether, to what extent, and under what circumstances awards may be settled in cash, Shares, or other property; the restrictions applicable to the award; and subject to the terms of the 2005 Stock Incentive Plan, establish the terms, conditions, and other provisions of the awards. The Committee may interpret and administer the 2005 Stock Incentive Plan; establish, amend, suspend, or waive any rules relating to the 2005 Stock Incentive Plan; and may make any other determination and take any other action that may be necessary or advisable for administration of the 2005 Stock Incentive Plan. Subject to the terms of the 2005 Stock Incentive Plan, the Committee also has the authority to make adjustments or modifications to 2005 Stock Incentive Plan awards with respect to individuals who are working outside of the United States as are advisable to fulfill the purposes of the 2005 Stock Incentive Plan or to comply with local law, including its ability to establish sub-plans for individuals working outside of the United States. Except as otherwise expressly provided in the 2005 Stock Incentive Plan, all determinations, designations, interpretations, and other decisions of the Committee are final, conclusive, and binding.

         The 2005 Stock Incentive Plan provides that the Committee may delegate ministerial duties under the 2005 Stock Incentive Plan to one or more administrators, who may be Associates. In addition, the Committee may delegate non-ministerial duties to an officer of Wal-Mart; provided that such officer: (a) shall not be authorized to make 2005 Stock Incentive Plan awards to himself or herself, and (b) in any fiscal year, the officer shall not make 2005 Stock Incentive Plan awards in excess of 100,000 Shares in the aggregate or 1,000 Shares to any one recipient.

Awards

         The 2005 Stock Incentive Plan allows the Committee to grant stock options, restricted stock, restricted stock rights, stock appreciation rights, and performance shares, any or all of which may be made contingent on continued employment and/or achievement of performance-based criteria. Subject to the 2005 Stock Incentive Plan limits, the Committee determines the size of awards. The Committee has discretion to specify in any award agreement the effect of the participant’s termination of employment (including by reason of death or disability) upon the lapse of any restrictions or the period (if any) during which an award may be exercised following termination of employment.

         Stock Options: Stock options may be granted by the Committee and may be either non-qualified stock options or incentive stock options. Stock options are subject to the terms and conditions, including vesting conditions, set by the Committee (and incentive stock options are subject to further statutory restrictions that are set forth in the 2005 Stock Incentive Plan). The term of an incentive stock option will be no longer than ten years. Each stock option gives the grantee the right to receive a specified number of Shares upon exercise of the stock option and payment of the stock option price. The stock option price may be paid in accordance with procedures established by the Committee from time to time.

         Restricted Stock: Restricted stock awards comprise Shares that are forfeitable until the restrictions lapse. The Committee may impose restrictions on restricted stock awards, including time-based restrictions and performance-based restrictions.

         Restricted Stock Rights: Restricted stock rights provide the right to receive either Shares, cash, or a combination thereof (as determined by the Committee at the time of grant) upon the lapse of restrictions. The Committee may impose restrictions on restricted stock rights awards, including time-based restrictions and performance-based restrictions.

         Stock Appreciation Rights: Stock appreciation rights provide the right to receive, upon exercise thereof, an amount equal to the excess of the fair market value of one Share on the date of exercise, or at any time during a specified period before or after the date of exercise as determined by the Committee, over the fair market value of a Share on the award date, multiplied by the number of Shares with respect to which the stock appreciation rights are being exercised. Payment may be made in cash, Shares, or in any combination as the Committee shall determine. The Committee may provide that payment with respect to an exercised stock appreciation right may occur on a fixed date which may not be the same as the exercise date and may provide for additional payment in recognition of the time value of money and the delay between the exercise date and the payment date.

         Performance Shares: Performance shares provide the right to receive a certain number of Shares or their equivalent upon satisfaction of performance goals specified by the Committee, which are based upon the performance measures described below. The Committee shall establish the threshold, target, and maximum bonus opportunities for each participant for the attainment of specified levels of performance goals. Performance goals and bonus opportunities may be weighted for different factors and measures. With respect to any award intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the Committee will designate individuals eligible for an award of performance shares within the first 90 days of a year (or in the case of a performance period other than a year, no later than the date on which 25 percent of the performance period has lapsed).

         The Committee will have discretion to make adjustments to a performance share award in certain circumstances, such as when a person is promoted into a position of eligibility for a performance share award, is transferred between eligible positions with different performance goals or bonus opportunities, terminates employment and is subsequently rehired, takes a leave of absence, or other similar circumstances deemed appropriate by the Committee. The Committee may also increase or decrease an award to any individual, except that, an award intended to be “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code, may not be increased. The Committee will certify the degree of attainment of performance goals within 90 days after the end of each applicable performance period, and performance share awards will be paid as soon as administratively practicable after the certification is made. Performance shares may be paid in cash, in Shares, or any combination thereof, as determined by the Committee.

         Performance Criteria. The performance criteria will be selected from among the following, which may be applied to Wal-Mart as a whole, or to an individual recipient, or to a department, unit, division or function within Wal-Mart or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices): (a) earnings (either in the aggregate or on a per-Share basis, reflecting dilution of Shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes (“EBIT”) or before or after interest, taxes, depreciation, and amortization (“EBITDA”); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the Shares of a specified value for a specified period of time, Share price, or Share price appreciation; (f) earnings growth or growth in earnings per Share; (g) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (h) adjusted pre-tax margin; (i) pre-tax profits; (j) operating margins; (k) operating profits; (l) operating expenses; (m) dividends; (n) net income or net operating income; (o) growth in operating earnings or growth in earnings per Share; (p) value of assets; (q) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (r) aggregate product price and other product measures; (s) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (t) reduction of losses, loss ratios or expense ratios; (u) reduction in fixed costs; (v) operating cost management; (w) cost of capital; (x) debt reduction; (y) productivity improvements; (z) average inventory turnover; (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (bb) customer satisfaction based on specified objective goals or a Wal-Mart-sponsored customer survey; (cc) Associate diversity goals; (dd)Associate turnover; (ee) specified objective social goals; or (ff) safety record.

         This list of performance measures for the 2005 Stock Incentive Plan was submitted for shareholder approval to assure that certain awards satisfy the conditions for deductibility under Section 162(m) of the Internal Revenue Code as “qualified performance-based compensation.” These performance criteria include the same performance measures provided for in the Wal-Mart Stores, Inc. Management Incentive Plan, as amended, which was approved by shareholders at the 2003 Annual Shareholders’ Meeting, and under which Wal-Mart established performance measures based on pre-tax profit and diversity objectives for the fiscal year ending January 31, 2006. In addition, and as discussed in Wal-Mart’s 2005 proxy statement, the Committee granted three cycles of performance shares to Wal-Mart officers in 2005, which will vest upon reaching pre-established performance measures based on average return on investment and average revenue growth through January 31, 2006, January 31, 2007, and January 31, 2008, respectively.

         The Committee may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, any unusual non-recurring gain or loss, and other items as the Committee determines to be required so that the operating results of Wal-Mart, a division of Wal-Mart, or an affiliate of Wal-Mart shall be computed on a comparative basis from performance period to performance period.

Amendments

         The Board of Directors may amend or terminate the 2005 Stock Incentive Plan without stockholder approval unless stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which Shares are traded.

Adjustments

         In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects Shares, the Committee may determine an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2005 Stock Incentive Plan. In such event, the Committee may adjust the number and type of Shares available under the 2005 Stock Incentive Plan or subject to outstanding grants and, subject to various limits set forth in the 2005 Stock Incentive Plan, the exercise price of outstanding stock options and other awards.

Wal-Mart Stores, Inc. Director Compensation Plan

On June 3, 2005, at the 2005 Annual Shareholders' Meeting, shareholders elected 14 directors, including a new director Linda S. Wolf. Ms. Wolf is an independent, non-management director who will serve on the Compensation, Nominating and Governance Committee. The non-management directors and Ms. Wolf currently receive an annual retainer and an annual stock award upon their election to the Board of Directors each June under the Wal-Mart Stores, Inc. Director Compensation Plan. The current composition of director compensation for all non-management directors upon their election on June 3, 2005 is as follows:

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Annual Retainer: The amount of the annual retainer awarded to non-management directors will be $60,000 and may be taken in cash, Shares, deferred in an interest bearing account, or any combination thereof. The interest rate on the interest bearing account is 6.95 percent for the calendar year ending December 31, 2005. The annual retainer will be paid in quarterly installments at the end of each calendar quarter.

•

Annual Stock Award: The annual stock award can be taken in Shares, deferred in stock units, or a combination thereof. Upon election on June 3, 2005, the non-management directors were granted $140,000 in Shares.

In addition to the annual retainer and annual stock award received by the non-management directors, the annual chair retainer offered to the Audit Committee Chair will be $25,000, the annual chair retainer for the Compensation, Nominating and Governance Committee Chair will be $15,000, and the annual chair retainer offered to the Strategic Planning and Finance Committee Chair will be $15,000. The annual chair retainers will be paid quarterly installments, which may be taken in cash, Shares, deferred in stock units, deferred in an interest bearing account, or any combination thereof.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	The Wal-Mart Stores, Inc. Stock Incentive Plan of 2005, as amended effective January 1, 2005.
10.2	Notice of Non Qualified Stock Option Grant
10.3	Notification of Restricted Stock Award and Terms and Conditions of Award
10.4	Notification of Performance Share Award and Terms and Conditions of Award

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: June 9, 2005

WAL-MART STORES, INC. By: /s/ Jeffrey J. Gearhart —————————————— Jeffrey J. Gearhart Vice President and General Counsel, Corporate Division

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	The Wal-Mart Stores, Inc. Stock Incentive Plan of 2005, as amended effective January 1, 2005.
10.2	Notice of Non Qualified Stock Option Grant
10.3	Notification of Restricted Stock Award and Terms and Conditions of Award
10.4	Notification of Performance Share Award and Terms and Conditions of Award